As filed with the Securities and Exchange Commission on September 17, 2002
                                                   Registration No. 033-60145
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   BIW LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CONNECTICUT                                            04-3617838
-------------------------------                              ----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                230 BEAVER STREET
                                ANSONIA, CT 06401
                                 (203) 735-1888
               ---------------------------------------------------
               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  JOHN S. TOMAC
                             PRESIDENT AND TREASURER
                                   BIW LIMITED
                                230 BEAVER STREET
                           ANSONIA, CONNECTICUT 06401
                                 (203) 735-1888
            ---------------------------------------------------------
            (Name, Address, including zip code, and telephone number,
                   including area code, of agent for service)

           Copies of all communications, including all communications to the agent for service, should be sent to:
                              MICHAEL GRUNDEI, ESQ.
                                WIGGIN & DANA LLP
                               400 ATLANTIC STREET
                               STAMFORD, CT 06901
                                 (203) 363-7600

--------------------------------------------------------------------------------
     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [X]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [_] ___________

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ___________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
================================================================================

                                INTRODUCTORY NOTE

     Effective June 28, 2002, pursuant to the Agreement and Plan of Merger and Share Exchange between Birmingham Utilities, Inc., BIW Limited, and Birmingham Mergings, Inc. ("Mergings"), Birmingham Utilities, Inc. consummated the creation of a new holding company structure by merging with and into Mergings, and thereupon became a wholly-owned subsidiary of BIW Limited. All outstanding shares of common stock of Birmingham Utilities, Inc. were exchanged on a one-for-one basis for shares of common stock, no par value, of BIW Limited.

     Pursuant to Rule 414(d) under the Securities Act of 1933, as amended (the "Securities Act"), BIW Limited, a Connecticut corporation, as successor issuer to Birmingham Utilities, Inc., a Connecticut corporation, hereby adopts this registration statement, as amended, for all purposes under the Securities Act and Securities Exchange Act of 1934, as amended.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16.     EXHIBITS.

Exhibit
No.          Description
-------      -----------

  4.1 Certificate of Incorporation of BIW Limited (incorporated by referenced to Exhibit C to the Proxy Statement and Prospectus included in Amendment No. 2 to the Registrant's Form S-4 (Registration No. 333-84508)).

  4.2 Bylaws of BIW Limited (incorporated by reference to Exhibit D to the Proxy Statement and Prospectus included in Amendment No. 2 to the Registrant's Form S-4 (Registration No. 333-84508)).

  4.3 The Birmingham Utilities, Inc. Dividend Reinvestment Plan (previously filed).

  5.1        Opinion of Counsel (previously filed).

  23.1       Consent of Dworken, Hillman, LaMorte & Sterczala, P.C.

  23.2       Consent of Counsel (previously filed).

  24.1       Power of Attorney (included on the signature page hereof).

  99 Form of Dividend Reinvestment Plan Enrollment Card (previously filed).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Ansonia, Connecticut on the 17th day of September, 2002.

                                                     BIW LIMITED

                                                     By: /s/ John S. Tomac
                                                         ---------------------
                                                         Name:  John S. Tomac
                                                         Title: President


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John S. Tomac and Betsy Henley-Cohn and each of them his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities held on the dates indicated.

SIGNATURE                   TITLE                             DATE
---------                   -----                             ----

/s/ Betsy Henley-Cohn       Chief Executive Officer and       September 17, 2002
-------------------------   Director (principal executive
Betsy Henley-Cohn           officer)


/s/ John S. Tomac           President, Treasurer and          September 17, 2002
-------------------------   Director (principal financial
John S. Tomac               and accounting officer)


/s/ Michael J. Adanti       Director                          September 17, 2002
-------------------------
Michael J. Adanti


/s/ Mary Jane Burt          Director                          September 17, 2002
-------------------------
Mary Jane Burt


/s/ James E. Cohen          Director                          September 17, 2002
-------------------------
James E. Cohen


/s/ Alvaro da Silva         Director                          September 17, 2002
-------------------------
Alvaro da Silva


/s/ Themis Klarides         Director                          September 17, 2002
-------------------------
Themis Klarides


/s/ Aldore J. Rivers, Jr.   Director                          September 17, 2002
-------------------------
Aldore J. Rivers, Jr.


/s/ B. Lance Sauerteig      Director                          September 17, 2002
-------------------------
B. Lance Sauerteig


/s/ Kenneth E. Schaible     Director                          September 17, 2002
-------------------------
Kenneth E. Schaible

                                INDEX TO EXHIBITS


Exhibit
No.          Description
-------      -----------

  4.1 Certificate of Incorporation of BIW Limited (incorporated by referenced to Exhibit C to the Proxy Statement and Prospectus included in Amendment No. 2 to the Registrant's Form S-4 (Registration No. 333-84508)).

  4.2 Bylaws of BIW Limited (incorporated by reference to Exhibit D to the Proxy Statement and Prospectus included in Amendment No. 2 to the Registrant's Form S-4 (Registration No. 333-84508)).

  4.3 The Birmingham Utilities, Inc. Dividend Reinvestment Plan (previously filed).

  5.1        Opinion of Counsel (previously filed).

  23.1       Consent of Dworken, Hillman, LaMorte & Sterczala, P.C.

  23.2       Consent of Counsel (previously filed).

  24.1       Power of Attorney (included on the signature page hereof).

  99 Form of Dividend Reinvestment Plan Enrollment Card (previously filed).